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                                                                    EXHIBIT 99.1

Amedisys

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Amedisys

A Healthy Investment for The 21st Century

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Statements contained in this presentation which are not historical facts are forward-looking statements. These forward-looking statements and all other statements that may be contained in this presentation that are not historical facts are subject to a number of risks and uncertainties, and actual results may differ materially than those forecasted. Such forward-looking statements are estimates reflecting the best judgment of Amedisys, Inc. management based upon currently available information. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by Amedisys, Inc. with the Securities and Exchange Commission, and forward-looking statements contained herein, or other public statements of Amedisys, Inc. or its management should be considered in light of those factors.

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Amedisys Facts

o One of the top 5 U.S. home nursing companies

o Doubled in size with Columbia acquisition

o 50 locations in the South with comprehensive services

o Skilled nursing care supported with acute care technology

o Publicly traded since 1994

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Home Health Care Facts

1800's Home Health Care Began            October 1, 2000 Medicare allows profits

1965 Medicare started coverage              1999 Industry consolidation/closures

                                Home Health Care

1980's Technology goes to the home                     1999 $36 Billion industry

1997 Balanced Budget Act changed                   1999 20,000 Providers treated
     the rules                                          8M people

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What is Home Health Care Today?

"Medical care delivered to a homebound patient by licensed professionals supervised by the patient's physician."

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What Does Amedisys Offer?

                     Care in These Areas...
Diabetes                       Cardiac              Orthopedics
Cancer                       Respiratory              Neurology
Wound Care                                        Post-Surgical
Antibiotic Therapy                               Rehabilitation
Pain Mgt.                     Hydration            Malnutrition

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Why Is Amedisys a Healthy Investment?

o   AMED positioned in a growing market

o   AMED provides low cost alternative care

o   AMED is profitable

o   AMED is partnered with industry leaders

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Amedisys Positioned in a Growing Market

                     Pop. 65 yrs. and over. US, 1950 - 2030

         1950    1960    1970    1980    1990    2000    2010    2020      2030
85+       0.6     0.9     1.5     2.2     3.0     4.3     5.7     6.5       8.5
65+      12.2    16.6    20.1    25.5    31.1    34.7    39.4    53.2      69.4


Source:  Health, U.S. 1999, Health and Aging
Chartbook, U.S. Health and Human Services Dept.



                     Current patients per 1,000 Population

                                                      Women        Men

                            65-74 yrs.                 27.6       18.2
                            75-84 yrs.                 84.1       55.4
                            85+                       130.1       99.5

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Amedisys Positioned in a Growing Market


          Home Health Services Received By
         Patients 65 Years of Age and Over
Nursing                                        85.3%
Homemaker                                      28.7%
Physical therapy                               20.0%
Social services                                10.9%
Medications                                     9.9%
Continuous home care                            5.8%
Occupational therapy                            4.8%
MC services                                     3.7%
Nutrition                                       3.4%
Other services                                 15.1%

Source:  Health, U.S. 1999, Health and Aging
Chartbook, U.S. Health and Human Services Dept.

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Amedisys Positioned in the Largest Industry Segment...

Nursing                   70%                     STOCK PRICES
Infusion                  14%                        3-30-01
Respiratory               10%                        NURSING
DME                        6%                   Amedisys $6.38
                                                 Gentiva $19.06
                                                   RESPIRATORY
                                                 Lincare $52.94
                                                    INFUSION
                                                  Apria $24.18

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Amedisys Provides Low Cost Alternative Care

o        Home care reduces length of hospital stays

o        Provides an alternative to hospitalization

o        Millimann & Robertson - avoidable inpatient care is 56 - 64%

o        Patients prefer home care

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Amedisys is Profitable


                                         Historical Perspective

REVENUES                                2000                 1999                  1998                 1997
Amounts in                                                                       Restated             Restated
Millions except
Per share data

NET SERVICE REVENUE                    $90.8                $97.4               $ 25.5                $25.8
NET INCOME                             $ 6.4                $ 1.3               $(28.9)               $(1.2)
EARNINGS                               $1.47                $ .42               $(8.12)               $(.43)
PER SHARE

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Amedisys is Profitable

                         Major Cost Reduction Initiative

o        Restructured Columbia debt with a gain of $6.5M

o        Lowered costs under Medicare episode payment

o        Reduced offices from 100 to 50, increased patients by 10%

o        Cut $15M from cost of operations

o        Brought corporate staff from 200 to 67

o        Reduced costs of nursing visit by 30%

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Amedisys is Profitable

                           Prospective Payment System
                         Example: Patient with Diabetes
Fixed Rate                                                          $2,115
Illness Adj.                                                           740
Wage Index                                                             (63)
Total Payment Per Episode                                           $2,792
Net Profit                                                            $300

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Amedisys is Profitable

                        Amedisys, Inc. - 4th Quarter 2000


                   Average Revenue      Cost of Revenue      Gross Margin
                     Per Episode          Per Episode         Per Episode
Alabama                $2,550               $  938              $1,612
Georgia                $2,387               $  955              $1,432
North Carolina         $2,209               $  947              $1,262
Oklahoma               $2,336               $  792              $1,544
Louisiana              $2,357               $  942              $1,415
Tennessee              $2,281               $  964              $1,317
Florida                $2,237               $1,061              $1,176
TOTAL COMPANY          $2,377               $  951              $1,426

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Amedisys is Profitable

o        Reduced direct costs, increased gross margin

o        Reduced indirect costs, lowered breakeven point

o        Re-allocated resources from admin. to frontline

o        Frontline clinical managers adhere to protocols for consistent care

o        Frontline sales force surpasses the competition

o        Acquisitions available at low costs

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Amedisys is Partnered with Industry Leaders

                                    ConvaTec
                         A Bristol-Myers Squibb Company
Hill-Rom                                                        Mead Johnson
A HILLENBRAND INDUSTRY                                          Nutritionals
                                    DU PONT
                          DuPont Pharmaceutical Company


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Amedisys is a Healthy Investment...

                       Positioned in a Growing Market
                       Provides Low Cost Alternative Care
                       Positioned for Profitability
                       Partnered with Industry Leaders
Hill-Rom
A HILLENBRAND INDUSTRY
               ConvaTec
  A Bristol Myers Squibb Company
Mead Johnson
  Nutritionals
DU PONT
  DuPont Pharmaceuticals Company

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Put Amedisys in Your Portfolio


Amedisys, Inc.


The Healthy Investment for the 21st Century